SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 13, 2005

VIRBAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24312	43-1648680
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3200 Meacham Boulevard
Fort Worth, Texas 76137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 831-5030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01 Other Events

     On January 13, 2005, Virbac Corporation (the “Company”) issued a press release announcing that the Company has been informed by the staff of the Securities and Exchange Commission (the “SEC”) that the staff is considering recommending that the SEC bring a civil action against the Company alleging violations of the federal securities laws. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

99.1	Press release of the Company, dated January 13, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRBAC CORPORATION
Date: January 13, 2005	By:	/s/ Jean M. Nelson
Jean M. Nelson
Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	-	Press release of the Company, dated January 13, 2005.